UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2022

SURGALIGN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38832	83-2540607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 315, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 343-6832

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
common stock, $0.001 par value	SRGA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On November 8, 2022, the Board of Directors (the “Board”) of Surgalign Holdings, Inc. (the “Company” or “Surgalign”), approved a plan intended to help the Company drive growth in the most valuable and profitable parts of its business (Digital Health and core hardware assets). Throughout 2022, the Company has focused on bringing new products to market and the commercialization of new technologies, improving operational efficiencies, and lowering its working capital requirements. To further support these areas of focus, the Board has approved certain restructuring programs, which include continued brand and product portfolio rationalization initiatives and further streamlining resources, which are anticipated to result in workforce reductions and a significant decline in non-essential spending, particularly general and administrative expenses. Estimated cash savings are expected to be realized throughout 2023 and programs are anticipated to begin late in the fourth quarter 2022 and be substantially complete in the first half of 2023.

The Board has also approved the exploration of further restructuring initiatives, which include but are not limited to, the potential paring down, selling or exiting certain aspects of the Company’s business, both domestically and abroad. This exploration coincides with the Company’s ongoing efforts to improve margins and profitability, and free up resources to support what the Company believes to be greater growth and value creation opportunities. The Company continues to invest in its research and development and design and engineering capabilities, bringing to market several new products over the past year, with plans to develop new offerings based on market feedback and customer needs.

As a result of the foregoing restructuring programs and initiatives, the Company expects to reduce its cash expenditures, resulting in estimated cash savings of approximately $30.0 – $35.0 million, as compared to 2022. To achieve these savings, the Company expects to incur approximately $3.0 – $3.5 million in employee-related severance costs and $2.5 – $3.5 million in other exit and disposal costs during the fourth quarter of 2022 and first quarter of 2023 for a total estimated restructuring cost of approximately $5.5 – $7.0 million. Estimated cash savings are expected to be realized throughout 2023.

Efforts to raise additional capital from fundraising initiatives are currently underway to supplement the cash on hand to fund operations and implement certain aspects of the restructuring. The Company continues to evaluate and identify other areas of its business to enhance efficiencies and improve processes, with a goal to further lower its operating expenses and capital needs.

Forward-Looking Statements

The forward-looking statements contained herein, including those relating to our expectations regarding expected annualized cash savings, severance costs and other restructuring charges, involve risks and uncertainties. The forward-looking statements are not guarantees of future performance and are based on certain assumptions including general economic conditions, as well as those within the Company’s industry, and numerous other factors and risks identified in the Company’s most recent Form 10-K, 10-Q and other filings with the SEC. Factors that could cause actual results to differ materially from those forward-looking statements include: (i) the Company’s access to adequate operating cash flow, trade credit, borrowed funds and equity capital to fund its operations, implement certain aspects of the restructuring, and pay its obligations as they become due, and the terms on which external financing may be available, including the impact of adverse trends or disruption in the global credit and equity markets; (ii) risks relating to existing or potential litigation or regulatory actions; (iii) the identification of control deficiencies, including material weaknesses in internal control over financial reporting; (iv) general worldwide economic conditions and related uncertainties; (v) the continued impact of the COVID-19 and the Company’s attempts at mitigation, particularly in international markets served by the Company; (vi) the failure by the Company to identify, develop and successfully implement its strategic initiatives, particularly with respect to its digital surgery strategy ; (vii) the reliability of our supply chain; (viii) our ability to meet obligations, including purchase minimums, under our vendor and other agreements; (ix) whether or when the demand for procedures involving our products will increase; (x) our financial position and results, total revenue, product revenue, gross margin, and operations; (xi) failure to realize, or unexpected costs in seeking to realize, the expected benefits of the Holo Surgical Inc. (“Holo Surgical”) and Inteneural Networks Inc. (“INN”) acquisitions, including the failure of Holo Surgical’s and INN’s products and services to be satisfactorily developed or achieve applicable regulatory approvals or as a result of the failure to commercialize and distribute its products; (xii) the failure to effectively integrate Holo Surgical’s and INN’s operations with those of the Company, including: retention of key personnel; the effect on relationships with customers, suppliers, and other third parties; and the diversion of management time and attention to the integration; (xiii) the number of shares and amount of cash that will be required in connection with any post-closing milestone payments, including as a result of changes in the trading price of the Company’s common stock and their effect on the amount of cash needed by the Company to fund any post-closing milestone payments in connection with the acquisitions; (xiv) the continuation of recent quality issues with respect to our global supply chain; (xv) the effect and timing of changes in laws or in governmental regulations; and (xvi) other risks described in Surgalign’s filings with the SEC. These factors should be considered carefully, and undue reliance should not be placed on the forward-looking statements. Each forward-looking statement in this Current Report on Form 8-K speaks only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGALIGN HOLDINGS, INC.

Date: November 9, 2022	By: /s/ Paolo G. Amoruso Name: Paolo G. Amoruso Title: Chief Legal Officer